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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


                        DATE OF REPORT: OCTOBER 14, 1997
                       (DATE OF EARLIEST EVENT REPORTED)


                       KAUFMAN AND BROAD HOME CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                 1-9195                             95-3666267
            (COMMISSION FILE                     (I.R.S. EMPLOYER
                 NUMBER)                        IDENTIFICATION NO.)



                10990 WILSHIRE BOULEVARD, CALIFORNIA      90024
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (310) 231-4000



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ITEM 5.

                Exhibits are filed herewith in connection with the issuance by Kaufman and Broad Home Corporation (the "Company") of its 7-3/4% Senior Notes due October 15, 2004 pursuant to Registration Statement Nos. 333-14977 and 33-50732.


ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS



                                    EXHIBITS

Exhibit
-------

  1.4 Form of Underwriting Agreement dated as of October 8, 1997 between the Company and Goldman, Sachs & Co., on behalf of itself and NationsBanc Montgomery Securities, Inc.

  4.13 Form of Senior Indenture dated as of October 14, 1997 between the Company and Suntrust Bank, Atlanta, as Trustee.

  4.14          Form of Senior Note.

  4.15 Form of Officers' Certificate dated as of October 14, 1997 establishing the form and terms of the Company's 7-3/4% Senior Notes due October 15, 2004.

  12            Statement of Computation of Ratios.

  25.1 Statement of eligibility and qualification of the Trustee under the Trust Indenture Act of 1939.

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        KAUFMAN AND BROAD HOME CORPORATION


                                        By: /s/ KIMBERLY N. KING
                                           ----------------------------------
                                           Kimberly N. King
                                           Corporate Secretary and
                                           Associate Counsel


Dated: October 14, 1997
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